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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                     The Securities and Exchange Act of 1934


                                 Date of Report:
                                 August 21, 2001
                        (Date of Earliest Event Reported)


                              SIMON WORLDWIDE, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


         0-21878                                       04-3081657
 (Commission File Number)                (I.R.S. Employer Identification No.)


                    101 EDGEWATER DRIVE, WAKEFIELD, MA 01880
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (781) 876-5800
              (Registrant's Telephone Number, Including Area Code)


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ITEM 5.   OTHER EVENTS

     On August 21, 2001, August 23, 2001 and August 27, 2001 the registrant issued press releases, attached hereto as EXHIBIT 99.1, EXHIBIT 99.2 and EXHIBIT 99.3, respectively, in connection with the termination of its relationship with McDonalds and certain other customers and the resignation of two if its directors.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT 99.1:  PRESS RELEASE.

EXHIBIT 99.2:  PRESS RELEASE.

EXHIBIT 99.3:  PRESS RELEASE.

SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned and hereunto duly authorized.

                                           SIMON WORLDWIDE, INC.


Date:  August 27, 2001                     By:
                                              --------------------------------
                                              Allan I. Brown
                                              Chief Executive Officer